UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 20, 2004
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street—37th Floor P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398

1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation) 10 South Dearborn Street – 37th Floor P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-4321

1-1401	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000

333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348 (610) 765-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations.
Item 1.01. Entry into a Material Definitive Agreement.

On December 20, 2004, Exelon Corporation (“Exelon”) and Public Service Enterprise Group Incorporated (“PSEG”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Concurrently therewith, Exelon Generation Company, LLC (“Generation”) entered into an Operating Services Contract with PSEG Nuclear LLC relating to the provision of operating services by Generation in respect of PSEG’s Salem and Hope Creek nuclear generating stations. In addition, concurrently therewith, Exelon entered into a first amendment to its employment agreement with John W. Rowe, Exelon’s current Chairman, President and Chief Executive Officer.

On December 20, 2004, Exelon and PSEG filed in separate reports a joint press release dated December 20, 2004 announcing the execution of the Merger Agreement (the “Press Release”).  A copy of the Press Release is incorporated herein by reference to Exhibit 99.1 of Exelon’s Current Report on Form 8-K, File No. 1-16169, filed on December 20, 2004.

Merger Agreement

The Merger Agreement provides for a business combination whereby PSEG will be merged with and into Exelon, with Exelon surviving (the “Merger”). At the effective time of and as a result of the Merger, (i) each share of PSEG common stock (other than shares owned by Exelon or PSEG) will be converted into the right to receive 1.225 shares of Exelon common stock (the “Exchange Ratio”) and (ii) each share of Exelon common stock will remain outstanding. All outstanding PSEG stock options will be converted into options to purchase the number of shares of Exelon common stock determined by multiplying (a) the number of shares of PSEG common stock subject to such stock option immediately prior to the effective time by (b) the Exchange Ratio, at an exercise price per share of Exelon common stock equal to the exercise price per share of PSEG common stock under such stock option immediately prior to the effective time divided by the Exchange Ratio.

Following the effective time of the Merger, the surviving corporation will have an eighteen-member board of directors, which will include twelve Exelon directors and six new members nominated by PSEG. John W. Rowe, the current Chairman, President and Chief Executive Officer of Exelon, will become the President and Chief Executive Officer of the surviving corporation. E. James Ferland, the current Chairman, President and Chief Executive Officer of PSEG, will become the non-executive Chairman of the Board of the surviving corporation until his retirement on March 31, 2007, at which time Mr. Rowe will become Chairman of the surviving corporation.

Exelon and PSEG have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) by PSEG not to (a) solicit proposals relating to alternative business combination transactions or (b) subject to certain exceptions, enter into discussions concerning alternative business combination transactions, (ii) by Exelon and PSEG to cause shareholder meetings to be held to consider approval of the Merger and related transactions, (iii) subject to PSEG’s right to terminate the Merger Agreement to accept a superior proposal (as described in the Merger Agreement), for the board of directors of PSEG to recommend adoption and approval by PSEG’s shareholders of the Merger Agreement and related transactions and (iv) for the board of directors of Exelon to recommend approval by Exelon’s shareholders of the issuance of shares of Exelon contemplated by the Merger Agreement subject to Exelon’s board of directors’ right to change its recommendation as required by its fiduciary duties.

Consummation of the Merger is subject to various customary conditions, including the requisite approval by the shareholders of Exelon and PSEG, respectively, no legal impediment to the Merger, the receipt of required regulatory approvals, the absence of a material adverse effect on Exelon, PSEG or, prospectively, the surviving corporation and the absence of certain specified burdensome actions as a condition to the regulatory approvals for the Merger. The Merger Agreement contains certain termination rights for both Exelon and PSEG, and further provides that, upon termination of the Merger Agreement, a termination fee may be payable under specified circumstances including (i) if Exelon enters into a definitive agreement to be acquired, it must pay PSEG a termination fee of $400 million plus PSEG’s transaction expenses up to

$40 million, (ii) if Exelon’s board of directors changes its recommendation, it must pay PSEG’s transactions expenses up to $40 million and (iii) if PSEG’s board of directors changes its recommendation or if PSEG enters into a definitive agreement for a superior proposal to be acquired it must pay Exelon a termination fee of $400 million plus Exelon’s transaction expenses up to $40 million.

Subsidiaries of Exelon and PSEG share ownership interests in certain nuclear facilities. Each of the Salem Nuclear Generating Station, Units 1 and 2 is owned 57.41% by PSEG Nuclear LLC and 42.59% by Generation. Each of the Peach Bottom Atomic Power Station, Units 2 and 3 is owned 50% by PSEG Nuclear LLC and 50% by Generation. PSEG Nuclear LLC is the operator of the Salem Nuclear Generating Station, Units 1 and 2, and Generation is the operator of the Peach Bottom Atomic Power Station, Units 2 and 3.

A copy of the Merger Agreement is included herein as Exhibit 2.1.  The Merger Agreement is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

Operating Services Contract

The Operating Services Contract provides that, commencing on January 17, 2005, Generation will provide a chief nuclear officer and other key personnel to oversee daily plant operations at the Hope Creek and Salem nuclear generating stations and to implement the Exelon Nuclear Management Model, which defines practices that Exelon has used to manage its own nuclear performance improvement program. PSEG Nuclear LLC will continue as the license holder with exclusive legal authority to operate and maintain the plants, will retain responsibility for management oversight and will have full authority with respect to the marketing of its share of the output from the facilities. Generation will be entitled to receive reimbursement of its costs in discharging its obligations, an annual operating services fee and incentive fees based on attainment of goals relating to safety, capacity factors of the plants and operation and maintenance expenses. The Operating Services Contract has a term of two years, subject to earlier termination in certain events upon prior notice, including any termination of the Merger Agreement. In the event of termination, Generation will continue to provide services under the Operating Services Contract for a transition period of at least 180 days and up to two years at the election of PSEG Nuclear LLC. This period may be further extended by PSEG Nuclear LLC for up to an additional 12 months if PSEG Nuclear LLC determines that additional time is necessary to complete required activities during the transition period.

A copy of the Operating Services Contract is included herein as Exhibit 99.1. The Operating Services Contract is incorporated herein by reference. The foregoing description of the Operating Services Contract is qualified in its entirety by reference to the full text of the Operating Services Contract.

First Amendment to Employment Agreement

On December 20, 2004, Exelon and John W. Rowe, the current Chairman, President and Chief Executive Officer of Exelon, entered into a First Amendment (the “Amendment”) to Mr. Rowe’s Amended and Restated Employment Agreement dated as of November 26, 2001 (the “Original Employment Agreement”). The Amendment provides that, as of the consummation of the Merger, Mr. Rowe will continue to serve as the surviving corporation’s President and Chief Executive Officer but will not serve as Chairman. Mr. Rowe waives his right to resign his employment for “good reason” or “failure to appoint or elect” as a result of the Merger because of the change to his position or Mr. Ferland’s appointment as Chairman; provided that Mr. Rowe is reappointed as Chairman upon the earlier of April 1, 2007 or the resignation of Mr. E. James Ferland as Chairman and that the appointments and other matters referred to above are on the terms and conditions specified in the Amended and Restated By-laws of Exelon attached as Exhibit A to the Merger Agreement. Otherwise, the provisions of Mr. Rowe’s Original Employment Agreement remain in effect. If the Merger is not consummated, the Amendment will automatically terminate and the Original Employment Agreement will remain in effect as if it had not been amended by the Amendment.

A copy of the Amendment is included herein as Exhibit 10.1 and is incorporated herein by reference. A copy of the Original Employment Agreement is incorporated herein by reference to Exhibit 10.2 of Exelon’s Annual Report on Form 10-K for the year ended December 31, 2001, File No. 1-16169, filed on April 1, 2002. The foregoing description of the Original Employment Agreement and the Amendment is qualified in its entirety by reference to the full text of the Original Employment Agreement and the Amendment.

* * * * *

This combined Form 8-K is being filed separately by Exelon, Commonwealth Edison Company (“ComEd”), PECO Energy Company (“PECO”) and Exelon Generation Company, LLC (“Generation”) (collectively, the “Exelon Registrants”). Information contained herein relating to any individual Exelon Registrant has been filed by such registrant on its own behalf. No individual Exelon Registrant makes any representation as to information relating to any other Exelon Registrant.

Except for the historical information contained herein, certain of the matters discussed in this report constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding benefits of the proposed merger, integration plans, and expected synergies, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of the Exelon Registrants, and the current expectations of management of PSEG, Public Service Electric and Gas Company (“PSE&G”), PSEG Power LLC (“PSEG Power”), and PSEG Energy Holdings LLC (“PSEG Holdings” and together with PSEG, PSE&G and PSEG Power, the “PSEG Registrants”). There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this report. For example, (1) the companies may be unable to obtain shareholder approvals required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Exelon or PSEG could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (10) the companies may experience more difficulties than expected in achieving operating improvements at jointly owned nuclear generating facilities; (11) the companies may not realize the values expected to be obtained for properties expected or required to be divested; (12) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (13) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. A discussion of some of these other important factors and assumptions is contained in the Exelon Registrants’ and PSEG Registrants’ respective filings with the SEC, including: (1) the Exelon Registrants’ 2003 Annual Report on Form 10-K – Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Business Outlook and the Challenges in Managing Our Business for Each of Exelon, ComEd, PECO and Generation; (2) the Exelon Registrants’ 2003 Annual Report on Form 10-K – Item 8. Financial Statements and Supplementary Data: Exelon – Note 19, ComEd – Note 15, PECO – Note 14 and Generation – Note 13; and (3) the PSEG Registrants’ Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004 – Forward Looking Statements. These risks, as well as other risks associated with the merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that Exelon will file with the SEC in connection with the proposed merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this report may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. None of the Exelon Registrants or PSEG Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger between Exelon Corporation and Public Service Enterprise Group Incorporated, dated as of December 20, 2004.

10.1	First Amendment to Employment Agreement between Exelon Corporation and John W. Rowe, dated as of December 20, 2004.

99.1	Operating Services Contract between Exelon Generation Company, LLC and PSEG Nuclear, LLC, dated as of December 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION COMMONWEALTH EDISON COMPANY PECO ENERGY COMPANY EXELON GENERATION COMPANY, LLC
/s/ Robert S. Shapard
Robert S. Shapard
Executive Vice President and Chief Financial Officer Exelon Corporation

December 21, 2004

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger between Exelon Corporation and Public Service Enterprise Group Incorporated, dated as of December 20, 2004.

10.1	First Amendment to Employment Agreement between Exelon Corporation and John W. Rowe, dated as of December 20, 2004.

99.1	Operating Services Contract between Exelon Generation Company, LLC and PSEG Nuclear, LLC, dated as of December 20, 2004.